EXHIBIT 10.1
FORBEARANCE AGREEMENT AND AMENDMENT
     THIS FORBEARANCE AGREEMENT AND AMENDMENT, dated as of March 15, 2006 (this “Agreement”), is entered into among TRM Corporation and TRM (ATM) Limited (collectively, the “Borrowers”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders party to the Credit Agreement referenced below (the “Lenders”), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of November 19, 2004, as amended by the First Amendment and Waiver to Credit Agreement dated as of November 14, 2005 (as so amended and as further amended, modified, extended, renewed or replaced from time to time, the “Credit Agreement”).
     WHEREAS, certain Defaults and Events of Default exist or will exist under the Credit Agreement arising from the Borrowers’ failure to comply with the financial covenants set forth in Section 8.11(b) and Section 8.11(c) of the Credit Agreement as of the fiscal quarter ended December 31, 2005 (together with the related failure to give notice thereof, if any, in the manner required by Section 7.03(a) of the Credit Agreement, the “Existing Defaults”).
     WHEREAS, the Borrowers have also indicated that (i) they expect to be unable to comply with the financial covenants set forth in Section 8.11(b) and Section 8.11(c) of the Credit Agreement as of the fiscal quarter ending March 31, 2006 and (ii) that the audited financial statements for the fiscal year ended December 31, 2005 to be delivered pursuant to Section 7.01(a) of the Credit Agreement may contain a “going concern” or similar qualification (the “Anticipated Defaults” and, together with the Existing Defaults, the “Acknowledged Events of Default”).
     WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders (i) forbear from exercising certain rights and remedies arising from the Acknowledged Events of Default through and until June 15, 2006, (ii) continue to make Credit Extensions available to the Borrowers until such date and (iii) amend the Credit Agreement in certain respects.
     WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only pursuant to the terms set forth herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1.     Estoppel, Acknowledgement and Reaffirmation. As of March 8, 2006, the aggregate outstanding principal amount of all Revolving Loans was $8,410,925 (which amount includes $5,110,925 in issued but undrawn Letters of Credit), the aggregate outstanding principal amount of all Foreign Loans was $3,495,800 and the outstanding principal amount of the Term Loan was $82,182,222.22, each of which amounts constitutes a valid and subsisting obligation of the applicable Borrowers to the applicable Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Loan Parties hereby acknowledge their obligations under the respective Loan Documents to which they are party and reaffirm that each of the liens and security interests created and granted in or pursuant to the Collateral Documents is valid and subsisting and that this Agreement shall in no manner impair or otherwise adversely effect such liens and security interests.
     2.     Forbearance. Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders agree that they shall, during the Forbearance Period (as defined below), forbear from exercising any and all rights or remedies available to them as a result of the Acknowledged Events of Default, but only to the extent such rights or remedies arise exclusively as a result of the Acknowledged Events of Default; provided, however, that the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of the Acknowledged Events of Default at any time upon or after the occurrence of a Forbearance Termination Event (as defined below).
     3.     Forbearance Termination Events. Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Administrative Agent or the Lenders to forbear from exercising any of the rights available to them under the Credit Agreement, the other Loan Documents, or applicable law (all of which rights and remedies are hereby expressly reserved by the Administrative Agent and the Lenders) upon or after the occurrence of a Forbearance Termination Event. As used herein, a “Forbearance Termination Event” shall mean the earliest to occur of: (a) any Default or Event of Default under any of the Loan Documents other than the Acknowledged Events of Default; (b) a breach by any Loan Party of any term or condition of this Agreement; (c) for any period of more than three days (or one day, to the extent resulting from a default under the Loan and Servicing Agreement among TRM Inventory Funding Trust, DZ Bank AG and the others party thereto), the Borrowers or any of their Subsidiaries shall not have access to cash (from sources other than Credit Extensions under the Credit Agreement) to service at least 80% of their ATM machines (for which they are required to supply cash) at the present level, regardless of what causes such loss of access to cash and (d) June 15, 2006. The period from the date hereof to (but excluding) the date that a Forbearance Termination Event occurs shall be referred to as the “Forbearance Period”.
     4.     Revolving Loans During Forbearance Period. Notwithstanding anything in the Credit Agreement to the contrary, during the Forbearance Period neither the Company nor TRM (ATM), as applicable, shall request, and the Lenders shall have no obligation to fund, either (a) Revolving Loans, Swing Line Loans or Letters of Credit to the extent that the Total Revolving Outstandings at any time would exceed $15,000,000 (such amount, the “Available Revolving Commitment”), or (b) Foreign Loans to the extent that the aggregate Outstanding Amount of all Foreign Loans at any time would exceed $5,000,000 (such amount, the “Available Alternative Currency Commitment”). The Company shall continue to be permitted to request Eurodollar Rate Loans, to convert Base Rate Loans to Eurodollar Rate Loans and to extend or continue existing Eurodollar Rate Loans, so long as any such Eurodollar Rate Loans have an Interest Period of one month.
     5.     Additional Forbearance Period Negative Covenants. The Loan Parties hereby covenant and agree that, during the Forbearance Period, they shall not:
     (a)     unless otherwise agreed by the Required Lenders, create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist, any Lien of the type described in Section 8.01(p);

     (b)     unless otherwise agreed by the Required Lenders, make or permit any of their Subsidiaries to make Investments of the type described in Section 8.02(c), 8.02(f) or 8.02(g) of the Credit Agreement;
     (c)     unless otherwise agreed by the Required Lenders, create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness of the type described in Section 8.03(d) or Section 8.03(f), or any Indebtedness of the type described in Section 8.03(e) in excess of $1,000,000 at any one time outstanding;
     (d)     unless otherwise agreed by the Required Lenders, make or permit any of their Subsidiaries to make any Restricted Payments of the type described in Section 8.06(c) or Section 8.06(d) of the Credit Agreement; and
     (e)     unless otherwise agreed by the Required Lenders, make Capital Expenditures in excess of $3,500,000.
     6.     Additional Forbearance Period Reporting Covenants.
     (a)     On or before April 15, 2006, May 15, 2006 and June 1, 2006, the Loan Parties shall deliver to the Administrative Agent and the Lenders a written summary of the status of their efforts, and those of their advisors (including without limitation Allen & Company) to (i) consummate a sale of the Borrowers or any of their respective divisions, and (ii) refinance the Obligations. Upon request by the Administrative Agent and the Lenders following the delivery of any such written summary, the Borrowers shall cause the appropriate personnel of the Loan Parties and of Allen & Company to meet with the Administrative Agent and the Lenders to discuss the status of such efforts.
     (b)     The Loan Parties shall (i) deliver to the Administrative Agent and the Lenders, on or before May 3, 2006, a draft of the Company’s proposed quarterly report on Form 10Q for the quarter ended March 31, 2006 and (ii) cause the actual such report to be filed as and when due.
     7.     Amendments to Credit Agreement. The Credit Agreement is hereby amended in the following respects:
     (a)     The definition of “Applicable Rate” set forth in Section 1.1 is amended and restated in its entirety so that such defined term reads as follows:
     “Applicable Rate” means
     (a)     with respect to the Commitment Fee, Letters of Credit, Revolving Loans and Foreign Loans, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

				Eurocurrency Rate Loans	Base Rate Loans
Pricing	Consolidated	Commitment	Letters of
Tier	Leverage Ratio	Fee	Credit	Revolving Loans/Foreign Loans	Revolving Loans
1	<2.25 to 1.0	0.35%	3.25%	3.25%	1.75%

				Eurocurrency Rate Loans	Base Rate Loans
Pricing	Consolidated	Commitment	Letters of
Tier	Leverage Ratio	Fee	Credit	Revolving Loans/Foreign Loans	Revolving Loans
2	>2.25 to 1.0 but < 2.75 to 1.0	0.40%	3.50%	3.50%	2.00%
3	>2.75 to 1.0 but < 3.25 to 1.0	0.45%	3.75%	3.75%	2.25%
4	>3.25 to 1.0	0.50%	4.00%	4.00%	2.50%
     and
     (b)     with respect to the Term Loan, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing	Consolidated	Eurocurrency Rate Loans	Base Rate Loans
Tier	Leverage Ratio	(Term Loan)	(Term Loan)
1	<2.50 to 1.0	4.50%	3.00%
2	>2.50 to 1.0	5.00%	3.50%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 4 of subclause (a) and Pricing Tier 2 of subclause (b) shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.
     (b)     Section 7.01 of the Credit Agreement is amended to add the following new clause (c) thereto at the end thereof.
     (c)     as soon as available, but in any event on or before March 31, 2006 with respect to the month ending January 31, 2006, April 14, 2006 with respect to the month ending February 28, 2006, and within 30 days of the end of each month thereafter (other than March, 2006), a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such month, and the related consolidated and consolidating statements of income or operations and shareholders’ equity (and depreciation, amortization and capital expenditures) for such month and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations and shareholders’ equity (and depreciation, amortization and capital expenditures) of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

     8.     Engagement of Financial Advisor. The Administrative Agent intends to direct its counsel, Moore & Van Allen PLLC, to engage George Nicolais and Associates, Inc. (the “Financial Advisor”) to analyze and examine various aspects of the Company’s businesses. The Loan Parties shall (and shall cause their Subsidiaries to) (i) provide the Financial Advisor full and unfettered access to all business records and appropriate personnel to facilitate the Financial Advisor’s review and analysis and (ii) reimburse the Administrative Agent for the fees and expenses of the Financial Advisor (including the delivery of any reasonable retainer requested thereby) on demand therefor.
     9.     Forbearance Fee. In consideration of the willingness of the Administrative Agent and the Lenders to enter into this Agreement, the Loan Parties shall be obligated to pay a forbearance fee (the “Forbearance Fee”) to the Administrative Agent for the account of each Lender executing this Agreement on or prior to 5:00 p.m. (New York time) on March 15, 2006 (each, a “Consenting Lender”), in an amount equal to 0.50% of the sum of (i) such Lender’s pro rata share of the Available Revolving Commitment and the Available Alternative Currency Commitment and (ii) such Lender’s pro rata share of the principal amount then outstanding under the Term Loan (in each case measured as of the date hereof), which shall be fully earned upon the effectiveness of this Agreement. One-half of the Forbearance Fee (the “Initial Forbearance Fee”) shall be paid at closing to the Administrative Agent for the ratable benefit of the Consenting Lenders. Payment of the balance of the Forbearance Fee (the “Forbearance Fee Balance”), which shall also be paid to the Administrative Agent for the ratable benefit of the Consenting Lenders, may be deferred by the Loan Parties until June 15, 2006, provided, further, that upon satisfaction in full, prior to June 15, 2006, of all Obligations other than the Forbearance Fee Balance, the Forbearance Fee Balance shall be waived by the Lenders.
     10.     Effectiveness; Conditions Precedent. This Agreement shall be effective as of March 15, 2006 when the following conditions shall have been satisfied in form and substance satisfactory to the Administrative Agent.
     (a)     The Administrative Agent shall have received copies of this Agreement duly executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.
     (b)     Payment by the Borrowers of all fees due and payable in connection with the Agreement (including without limitation the Initial Forbearance Fee) and all reasonable expenses (including reasonable attorney fees (including without limitation any fees of DentonWildeSapte previously incurred and not yet paid)) owed by the Borrowers to the Administrative Agent and BAS as of the date hereof.
     11.     Representations of Loan Parties. Each of the Loan Parties represents and warrants as follows:
     (a)     It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
     (b)     This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (c)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.
     (d)     The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.
     (e)     After giving effect to this Agreement, (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement (except that the representation in Section 6.07(b) of the Credit Agreement is hereby made subject to the Acknowledged Events of Default) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Acknowledged Events of Default).
     12.     Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, the Loan Parties agree as follows (the “Release Provision”):
     (a)     Release and Discharge. Each Loan Party hereby releases and forever discharges the Administrative Agent and the Lenders and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates, excluding Banc of America Securities LLC (hereinafter all of the above collectively referred to as “Bank Group”), jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Loan Party may have or claim to have against any of Bank Group; provided, however, that no member of the Bank Group shall be released hereby from any obligation to pay to such Loan Party any amounts that such Loan Party may have on deposit with such member of the Bank Group, in accordance with applicable law and the terms of the documents establishing any such deposit relationship.
     (b)     Covenant Not to Sue. Each Loan Party agrees not to sue any of Bank Group or in any way assist any other person or entity in suing Bank Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.
     (c)     Representations and Warranties. Each Loan Party hereby acknowledges, represents and warrants to Bank Group that:
     (i)     such Loan Party has read and understands the effect of the Release Provision. Such Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release

Provision and advised such Loan Party to execute the same. Before execution of this Agreement, such Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.
     (ii)     such Loan Party is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Such Loan Party acknowledges that Bank Group has not made any representation with respect to the Release Provision except as expressly set forth herein.
     (iii)     such Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.
     (iv)     such Loan Party is the sole owner of the claims released by the Release Provision, and such Loan Party has not heretofore conveyed or assigned any interest in any such claims to any other Person.
     (d)     Consideration. Such Loan Party understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement.
     (e)     Broadly Construed. It is the express intent of such Loan Party that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Administrative Agent and the Lenders so as to foreclose forever the assertion by such Loan Party of any claims released hereby against the Administrative Agent and the Lenders.
     13.     Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, or constitute a waiver or amendment of any provision of any of the Credit Documents, except as expressly set forth herein. Any default or event of default under this Agreement shall constitute an Event of Default under the Credit Agreement and this Agreement shall constitute a Loan Document.
     14.     Further Assurances. The Administrative Agent, the Lenders, the Guarantors and the Borrowers each agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.
     15.     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     16.     Miscellaneous.
     (a)     This Agreement shall be binding on and shall inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent, the Lenders and their respective successors and permitted assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrowers, the Guarantors, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.
     (b)     Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     (c)     Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     (d)     Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Agreement shall govern and control.
     (e)     This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Administrative Agent.
     17.     Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWERS:

TRM CORPORATION, an Oregon corporation
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Chief Financial Officer

TRM (ATM) LIMITED, a company incorporated in England and Wales
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Director

DOMESTIC GUARANTORS:

TRM ATM CORPORATION an Oregon corporation
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Chief Financial Officer

TRM COPY CENTERS (USA) CORPORATION, an Oregon corporation
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Chief Financial Officer

ACCESS CASH INTERNATIONAL L.L.C., a Delaware limited liability company
By:	TRM ATM Corporation, its sole member

By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Chief Financial Officer

FOREIGN GUARANTORS:

TRM COPY CENTRES (U.K.) LIMITED a company incorporated in England and Wales
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Director

INKAS FINANCIAL CORP. LTD, a company incorporated in England and Wales
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Director

TRM (CANADA) CORPORATION a Canada corporation
By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Director

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Dora A. Brown
Name: Dora A. Brown
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Eric Eidler
Name: Eric Eidler
Title: Senior Vice President and CPO

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

SOUTHFORK CLO, LTD

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

LOAN STAR STATE TRUST

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Chad Schramek

Name: Title:	Chad Schramek Assistant Treasurer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

ELF FUNDING TRUST I

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Title:	Chad Schramek Assistant Treasurer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

HIGHLAND OFFSHORE PARTNERS, L.P.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Title:	Chad Schramek Assistant Treasurer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

LIBERTY CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Title:	Chad Schramek Assistant Treasurer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND

By:	/s/ Michael S. Minces

Name:	Michael S. Minces
Title:	Chief Compliance Officer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

BLUE SQUARE FUNDING LIMITED SERIES 3

By:	/s/ Alice L. Wagner

Name:	Alice L. Wagner
Title:	Vice President

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

GULF STREAM-COMPASS CLO 2002-1 LTD

By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Mark D. Abrahm

Name:	Mark D. Abrahm
Title:	Trader

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

GULF STREAM-COMPASS CLO 2003-1 LTD

By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Mark D. Abrahm

Name:	Mark D. Abrahm
Title:	Trader

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

GULF STREAM-COMPASS CLO 2004-1 LTD

By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Mark D. Abrahm

Name:	Mark D. Abrahm
Title:	Trader

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

GULF STREAM-COMPASS CLO 2005-1 LTD

By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Mark D. Abrahm

Name:	Mark D. Abrahm
Title:	Trader

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

WHITEHORSE I, LTD.

By:	WhiteHorse Capital Partners, L.P., as Collateral Manager and as a Lender

By:	/s/ Ethan M. Underwood

Name:	Ethan M. Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

WHITEHORSE II, LTD.

By:	WhiteHorse Capital Partners, L.P., as Collateral Manager and as a Lender

By:	/s/ Ethan M. Underwood

Name:	Ethan M. Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

WHITEHORSE III, LTD.

By:	WhiteHorse Capital Partners, L.P., as Collateral Manager and as a Lender

By:	/s/ Ethan M. Underwood

Name:	Ethan M. Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
BABSON CLO LTD 2004-I
BABSON CLO LTD 2004-II
BABSON CLO LTD 2005-I
BABSON CLO LTD 2005-II
BABSON CLO LTD 2005-III
SUFFIELD CLO, LIMITED

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Marc Sowell

Name: Title:	Marc Sowell Managing Director
MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ Marc Sowell

Name: Title:	Marc Sowell Managing Director
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Marc Sowell

Name: Title:	Marc Sowell Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Susanna Evans

Name: Title:	Susanna Evans Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
AVENUE CLO FUND, LTD.

By:	/s/ Richard D’Addario

Name:	Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
AZURE FUNDING

By:	/s/ Eugene Caraus

Name: Title:	Eugene Caraus Attorney-in-fact

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
1888 FUND, LTD.

By:	/s/ Kaitlin Trinh

Name: Title:	Kaitlin Trinh Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
GREEN LANE CLO LTD.

By:	/s/ Kaitlin Trinh

Name: Title:	Kaitlin Trinh Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
DENALI CAPITAL LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
DENALI CAPITAL LLC, managing member of
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.
DENALI CAPITAL LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

VENTURE CDO 2002, LIMITED
By its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann

Name:	Kenneth Ostmann
Title:	Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

VENTURE II CDO 2002, LIMITED By its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann

Name:	Kenneth Ostmann
Title:	Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

VENTURE III CDO LIMITED By its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann

Name: Title:	Kenneth Ostmann Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

VENTURE IV CDO LIMITED By its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann

Name: Title:	Kenneth Ostmann Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

VISTA LEVERAGED INCOME FUND By its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann

Name: Title:	Kenneth Ostmann Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

ORIX FINANCE CORP.

By:	/s/ Christopher L. Smith

Name:	Christopher L. Smith
Title:	Authorized Representative

SIGNATURE PAGE TO FORBEARANCE AGREEMENT
The undersigned consents to the terms of this Agreement as set forth above.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

By:	Four Corners Capital Management LLC, As Sub-Adviser

By:	/s/ Dean Valentine

Name: Title:	Dean Valentine Vice President

FORTRESS PORTFOLIO TRUST

By:	Four Corners Capital Management LLC, As Investment Manager

By:	/s/ Dean Valentine

Name: Title:	Dean Valentine Vice President

FOUR CORNERS CLO 2005-I, LTD.

By:	Four Corners Capital Management LLC, As Collateral Manager

By:	/s/ Dean Valentine

Name: Title:	Dean Valentine Vice President